UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07963

The NYSA Series Trust

(Exact name of registrant as specified in charter)

507 Plum Street Suite 120

Syracuse, New York 13204

(Address of principal executive offices)

(Zip code)

Gregg A. Kidd

Pinnacle Advisors LLC

507 Plum Street Suite 120

Syracuse, New York 13204

 (Name and address of agent for service)

Registrant's telephone number, including area code: (315) 251-1101

Date of fiscal year end: March 31

Date of reporting period: March 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

NYSA Trust

NYSA Fund

Annual Report

March 31, 2011

Dear Shareholders,

The most recent fiscal year (Year ended March 31, 2011) showed little change in the net asset value from the previous year.  After an extended stretch, spanning 8 consecutive quarters, of relative outperformance, the Nysa Fund has underperformed the benchmark Standard & Poors 500 Index (S&P 500) as well as the Russell 2000 Index over the past 6 quarters.

This past year was a very good year for more economically sensitive company stocks.  Shares of companies whose stock market capitalization range between $2B to $10B generally outperformed the larger capitalized companies and to a lesser extent the small and micro capitalized issues.  The Nysa Fund portfolio has been comprised of a combination of the large, medium, small and micro capitalized companies since April 2007.  This balanced approach has shown a propensity to outperform during periods of stock market malaise and declines but underperform during periods of rather robust stock market performance.  During the past year we have made adjustments to the portfolio mix reflecting greater confidence that risk of a double dip recession has receded and that corporate profits should continue to rise despite only a modest uptick in sales.  With the realization that there are many factors that influence both the US economy and the various investment markets we have reduced the Nysa Funds exposure to the more defensive large capitalization companies and re-allocated the proceeds into more economically sensitive names.  We have reduced the large-cap blue chip percentage to roughly 50% and expanded the list of mid and smaller capitalized companies.  We remain quite optimistic that there will be favorable outcome for the Nysa Fund’s largest position, non-publically traded Transluminal Technologies LLC (TTL).  We are hopeful that TTL will be sold to a large Medical Device company before the end of our next fiscal year but there can be no guarantees of such an outcome.

As we head into the new fiscal year for the Nysa Fund we do so with great optimism that the current mix of investments will once again outperform its peers as well as the major stock market indices.  Thank you for your trust and thank you for your patience.

Michael M. Samoraj

Portfolio Manager

NYSA FUND

Comparison of the Change in Value of a $10,000 Investment in the NYSA Fund and the Standard & Poor's 500 Index

$13,500
$11,000
$8,500
$6,000
$3,500
$1,000
Mar-00
Mar-01
Mar-02
Mar-03
Mar-04
Mar-05
Mar-06
Mar-07
Mar-08
Mar-09
Mar-10
Mar-11
$10,830
$4,372
NYSA Fund
S&P 500 Index

Average Annual Total Returns (For the period ending March 31, 2011)

FUND/INDEX	1-YEAR	5-YEAR	10-Year
NYSA Fund (1)	(1.14)%	(2.71)%	(3.68)%
S&P 500 Index (2)	15.65%	2.62%	3.29%

Initial public offering of shares was May 12, 1997.

(1) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

This chart assumes an initial investment of $10,000 made on April 1, 2000, after deducting the maximum sales charge of 2.50% ($10,000 investment minus $250 sales charge = $9,750). Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less then their original cost. All returns reflect reinvested dividends but do not reflect the impact of taxes.

(2) Average annual total returns for the period shown reflect the deduction of the maximum sales charge currently in effect (2.50%). The sales charge schedule which had been in effect since the Fund's inception on May 12, 1997, was eliminated on April 1, 2005. During the period from inception through March 31, 2005, the maximum sales charge was 4.75%. If returns for fiscal years ending March 31, 2001, March 31, 2002, March 31, 2003, March 31, 2004, and March 31, 2005 shown had been calculated to reflect the deduction of the maximum sales charge in effect during thoes fiscal years, returns would have been lower. During the period from April 1, 2005 through May 13, 2007, shares of the Fund were offered without a sales charge. If returns for the period from April 1, 2005 through May 13, 2007 had been calculated without a deduction of the current maximum sales charge, returns would have been higher. The new sales charge schedule, which includes a maximum sales charge of 2.50%, was implemented on May 14, 2007. The Standard & Poor's 500 Index ("S&P 500") is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do not reflect

Past performance is not predictive of future performance.

NYSA FUND
Portfolio Illustration
March 31, 2011 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors.
The underlying securities are represented as a percentage of the portfolio of investments.

	NYSA FUND
	Schedule of Investments
	March 31, 2011

Shares		Value

COMMON STOCK - 89.06%

Beverages - 2.74%
1,250	Pepsico, Inc.	$ 80,513

Communications Services, NEC - 0.74%
3,000	RRSat Global Communications Network Ltd.	21,600

Computer Equipment - 5.31%
6,000	Cisco Systems, Inc.	102,900
5,000	Xerox Corp.	53,250
		156,150
Crude Petroleum & Natural Gas - 0.94%
2,000	Pengrowth Energy Corp.	27,660

Deep Sea Foreign Transportation of Freight - 1.68%
10,000	DryShips, Inc. *	49,500

Electric Services - 4.25%
2,000	Black Hills Corp.	66,880
2,474,380	McKenzie Bay International Ltd. *	33,404
1,000,000	McKenzie Bay International Ltd. + *	13,500
10,000	US Geothermal, Inc. *	11,000
		124,784
Electrical Industrial Apparatus - 0.43%
16,634	Plug Power, Inc. *	12,642

Electromedical & Electrotherapeutic Apparatus - 7.36%
5,500	Medtronic, Inc.	216,425

Food & Kindred Products - 0.77%
4,909	Smart Balance, Inc. *	22,532

Gold & Silver Ores - 0.84%
2,000	Yamana Gold, Inc.	24,620

Hazardous Waste Management - 0.58%
3,500	TRC Companies, Inc. *	16,905

Industrial Organic Chemicals - 0.11%
20,000	Global Green Solutions, Inc. *	3,100

Miscellaneous Business Credit Institution - 1.47%
8,000	Harris & Harris Group, Inc. *	43,040

Miscellaneous Electrical Machinery - 1.79%
5,000	Advanced Battery Technologies, Inc. *	9,700
20,000	Fuelcell Energy, Inc. *	42,800
		52,500
Miscellaneous Food Preparations & Kindred Products - 0.26%
2,000	Inventure Foods, Inc. *	7,700

Miscellaneous Plastic Products - 0.21%
5,000	Lightwave Logic, Inc. *	6,050

Motor Vehicles & Passenger Car Bodies - 1.52%
3,000	Ford Motor Co. *	44,730

Motors & Generators - 1.00%
10,000	China Electric Motor, Inc. *	29,100
3,000	Raser Technologies, Inc. *	432
		29,532
Newspapers, Printing & Publishing - 0.02%
3,900	Gatehouse Media, Inc. *	644

Oil & Gas Field Machinery & Equipment - 0.69%
1,500	Bolt Technology Corp. *	20,310

Oil & Gas Field Exploration Services - 0.00%
400,000	Black Dragon Resources Companies, Inc. *	40

Ordnance & Accessories - 1.09%
9,000	Smith & Wesson Holding Corp. *	31,950

Perfumes & Cosmetics - 0.00%
36,500	Tasker Products Corp. *	62

Pharmaceutical Preparations - 14.91%
6,000	Abbott Laboratories	294,300
8,000	Lannett, Inc. *	44,640
2,500	Merck & Co., Inc.	82,525
3,000	Orexigen Therapeutics, Inc. *	8,520
2,000	Sciclone Pharmaceuticals, Inc. *	8,080
		438,065
Radio & TV Broadcasting Equipment - 1.30%
24,100	Relm Wireless Corp. *	38,319

Refuse Systems - 0.12%
200	US Ecology, Inc.	3,486

Secondary Smelting & Refining of Nonferrous Metals - 1.90%
9,000	Metalico, Inc. *	55,980

Semiconductors & Related Devices - 15.46%
10,000	Entropic Communications, Inc. *	84,500
13,000	GT Solar International, Inc. *	138,710
7,000	Intel Corp.	141,260
4,500	PLX Technology, Inc. *	16,425
19,000	Satcon Technology Corp. *	73,340
		454,235
Software - 0.07%
220,000	Nibex, Inc. + *	2,200

Special Industry Machinery - 0.02%
210,000	Surfect Holding, Inc. *	504

State Commercial Banks - 2.09%
4,228	CNB Financial Corp.	61,348

Steel Works, Blast Furnaces Rolling Mills - 6.35%
6,000	AK Steel Holdings Corp.	94,680
2,000	Nucor Corp.	92,040
		186,720
Surgical & Medical Instruments - 13.03%
5,000	Alphatec Holdings, Inc. *	13,500
6,000	Boston Scientific Corp. *	43,140
4,000	Icad, Inc. *	5,400
8,000	Inovio Pharmaceuticals, Inc. *	8,800
1,500	Nuvasive, Inc. *	37,980
84,332	Transluminal Technologies LLC + *	274,079
		382,899
X-Ray Apparatus & Tubes & Related Irradiation Apparatus - 0.01%
3,000	Imaging3, Inc. *	387

TOTAL FOR COMMON STOCK (Cost $3,007,654) - 89.06%		2,617,132

CLOSED END MUTUAL FUND - 2.20%
3,000	Kayne Anderson Energy Development Co.	58,680
40,000	Universal Capital Management, Inc. *	6,000
TOTAL FOR CLOSED END MUTUAL FUND (Cost $83,698) - 2.20%		64,680

OTHER INVESTMENTS - NOTES RECEIVABLE - 3.40%
100,000	Espsco LLC. +	100,000
TOTAL FOR OTHER INVESTMENTS - NOTES RECEIVABLE (Cost $100,000) - 3.40%		100,000

SHORT TERM INVESTMENTS - 5.50%
161,715	Huntington Treasury Money Market IV 0.01% ** (Cost $161,715)	161,715

TOTAL INVESTMENTS (Cost $3,353,067) - 100.16%		2,943,527

LIABILITIES LESS OTHER ASSETS - (0.16)%		(4,711)

NET ASSETS - 100.00%		$ 2,938,816

* Non-income producing securities during the period.
+ Restricted Security - See Note 5.
** Variable Rate Security, the coupon rate shown represents the yield at March 31, 2011.
The accompanying notes are an integral part of these financial statements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.
These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of March 31, 2011 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 2,296,149	$ -	$ 320,983	$ 2,617,132
Closed End Mutual Fund	64,680	-	-	64,680
Notes Receivable	-	100,000	-	100,000
Short-Term Investments:
Huntington Money Market Fund IV	161,715	-	-	161,715
	$ 2,522,544	$ 100,000	$ 320,983	$ 2,943,527

The accompanying notes are an integral part of these financial statements.

NYSA FUND
Statement of Assets and Liabilities
March 31, 2011

Assets:
Investments in Securities, at Value (Cost $3,353,067)	$ 2,943,527
Receivables:
Securities Sold	49,201
Dividends and Interest	1,481
Shareholder Subscription	10,011
Prepaid Expenses	421
Total Assets	3,004,641
Liabilities:
Payables:
Accrued Management Fees	697
Securities Purchased	37,505
Other Accrued Expenses	27,623
Total Liabilities	65,825
Net Assets	$ 2,938,816

Net Assets Consist of:
Paid In Capital	$ 5,774,163
Accumulated Undistributed Realized Loss on Investments	(2,425,807)
Unrealized Depreciation in Value of Investments	(409,540)
Net Assets, for 376,978 Shares Outstanding	$ 2,938,816

Net Asset Value and Redemption Price Per Share	$ 7.80

Maximum Offering Price Per Share ($7.80/97.5%)	$ 8.00

The accompanying notes are an integral part of these financial statements.

NYSA FUND
Statement of Operations
For the Year Ended March 31, 2011

Investment Income:
Dividends	$ 27,913
Interest	8,273
Total Investment Income	36,186

Expenses:
Advisory Fees (Note 3)	27,252
Transfer Agent Fees	17,325
Compliance Fees (Note 3)	18,100
Audit Fees	14,885
Legal Fees	11,611
Service Fees (Note 3)	6,813
Miscellaneous Fees	3,183
Custodial Fees	8,133
Trustee Fees	7,201
Registration Fees	1,815
Administrative Fees	1,799
Printing and Mailing	2,310
Insurance	176
Total Expenses	120,603
Fees Waived and Reimbursed by the Advisor (Note 3)	(5,387)
Net Expenses	115,216

Net Investment Loss	(79,030)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	239,816
Net Change in Unrealized Depreciation on Investments	(206,790)
Realized and Unrealized Gain on Investments	33,026

Net Decrease in Net Assets Resulting from Operations	$ (46,004)

The accompanying notes are an integral part of these financial statements.

NYSA FUND
Statements of Changes in Net Assets

	Year Ended
	3/31/2011	3/31/2010
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (79,030)	$ (50,291)
Net Realized Gain on Investments	239,816	44,150
Unrealized Appreciation (Depreciation) on Investments	(206,790)	718,651
Net Increase (Decrease) in Net Assets Resulting from Operations	(46,004)	712,510

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	-	-
Total Dividends and Distributions Paid to Shareholders	-	-

Capital Share Transactions (Note 7)	142,477	53,223

Total Increase (Decrease) in Net Assets	96,473	765,733

Net Assets:
Beginning of Period	2,842,343	2,076,610

End of Period (including undistributed net investment income of $0 and
$0, respectively)	$ 2,938,816	$ 2,842,343

The accompanying notes are an integral part of these financial statements.

NYSA FUND
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the Years Ended
	3/31/2011	3/31/2010	3/31/2009	3/31/2008	3/31/2007

Net Asset Value, at Beginning of Period	$ 7.89	$ 5.89	$ 7.82	$ 8.06	$ 8.96

Income From Investment Operations:
Net Investment Income (Loss) *	(0.22)	(0.14)	(0.12)	(0.07)	(0.10)
Net Gain (Loss) on Securities (Realized and Unrealized)	0.13	2.14	(1.81)	(0.17)	(0.80)
Total from Investment Operations	(0.09)	2.00	(1.93)	(0.24)	(0.90)

Distributions:
Net Investment Income	0.00	0.00	0.00	0.00	0.00
Realized Gains	0.00	0.00	0.00	0.00	0.00
Total from Distributions	0.00	0.00	0.00	0.00	0.00

Net Asset Value, at End of Period	$ 7.80	$ 7.89	$ 5.89	$ 7.82	$ 8.06

Total Return **	(1.14)%	33.96%	(24.68)%	(2.98)%	(10.04)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 2,939	$ 2,842	$ 2,077	$ 4,197	$ 3,513
Before Waiver
Ratio of Expenses to Average Net Assets	4.43%	4.00%	3.95%	3.36%	3.16%
After Waiver
Ratio of Expenses to Average Net Assets	4.23%	4.00%	3.95%	3.29%	1.98%
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.90)%	(1.96)%	(1.74)%	(0.92)%	(1.14)%
Portfolio Turnover	169%	204%	245%	286%	64%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

NYSA FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2011

1.   SIGNIFICANT ACCOUNTING POLICIES

The NYSA Fund (the “Fund”) is a non-diversified series of the NYSA Series Trust (the “Trust”).  The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), was organized as a Massachusetts business trust on November 20, 1996.  The Fund was capitalized on February 18, 1997, when affiliates of Pinnacle Advisors LLC (the “Advisor”) purchased the initial shares of the Fund at $10 per share.  The Fund began the public offering of shares on May 12, 1997.

The following is a summary of the Fund's significant accounting policies:

The Financial Accounting Standards Board has issued FASB ASC 105 (formerly FASB Statement No. 168), The “FASB Accounting Standards Codification™” and the Hierarchy of Generally Accepted Accounting Principles (“GAAP”) (“ASC 105”). ASC 105 established the FASB Accounting Standards Codification™ (“Codification” or “ASC”) as the single source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become nonauthoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.  GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009.

The Fund adopted FASB Accounting Standards Codification guidance regarding "Disclosures about Derivative Instruments and Hedging Activities" effective January 1, 2009. This guidance requires  enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows.

Securities Valuation – Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees.  The Board has adopted guidelines for good faith pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

The following table sets forth a summary of the changes in the fair value of the Fund’s level 3 investments for the year ended March 31, 2011:

Investments in Common Stock
Balance Beginning at April 1, 2010	$ 390,432
Net Realized Gain/Loss on Sale of Investments	-
Net Change in Unrealized Depreciation on Investments Held at Year End	(89,686)
Net Purchases and Sales of Investments	20,237
Balance End at March 31, 2011	$ 320,983

Investment Income – Dividend income is recorded on the ex-dividend date.  Interest income is accrued as earned.

Security Transactions – Security transactions are accounted for on trade date.  Realized gains and losses on security transactions are determined on a specific identification basis.

        Distributions to Shareholders – Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year and are recorded on the ex-dividend date.  The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are temporary in nature and are primarily due to losses deferred due to wash sales.  For the fiscal year ended March 31, 2011 the Fund did not pay any distributions to its shareholders.

Use of Estimates – The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period.  Actual results could differ from those estimates. Management has evaluated subsequent events through the date the financial statements were issued.

Federal Income Taxes – It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies.  As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

2.   INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $4,410,946 and $4,267,388, respectively, for the year ended March 31, 2011.

3.   TRANSACTIONS WITH AFFILIATES

Advisory Agreement -Under the terms of an Advisory Agreement, the Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets up to $100 million; 0.95% of such assets from $100 million to $200 million; and 0.85% of such assets in excess of $200 million. For the year ended March 31, 2011, Advisory Fees were $27,252 in which, $5,387 was voluntarily waived by the Advisor. At March 31, 2011, the Fund owed the Advisor $697.

For the year ended March 31, 2011, compliance fees of $18,100 were paid to the Fund’s Chief Compliance Officer, who also serves as secretary of the Fund.

Portfolio Transactions - Commissions paid by the Fund are based on the per transaction commission charge then in effect for the execution of a transaction for the Fund by the investment advisor.  Commissions paid to Pinnacle Investments, Inc., an affiliate of the Advisor, were $28,010, for the year ended March 31, 2011.

Implementation of a Service Fee Plan - Effective August 1, 2007, the Fund has adopted a Service Fee Plan, pursuant to which the Fund will incur expenses of up to 0.25% per year of the Fund’s net assets.  Under the Service Fee Plan, the Fund is permitted to reimburse the Underwriter for a portion of its expenses incurred in servicing shareholder accounts.  For the year ended March 31, 2011, $6,813 was paid to the Underwriter, Pinnacle Investments LLC, for reimbursement of expenses in connection with shareholder accounts.

4.   CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2011, National Financial Services, for the benefit of others, in aggregate approximately 80.90% of the Fund.

5.   OTHER INVESTMENTS

Restricted Securities - The investment in 220,000 shares of Nibex, Inc. common stock, the sale of which is restricted, has been valued by the Board of Trustees at $.01 per share after considering certain pertinent factors, including the results of operations of Nibex, Inc. since the date of purchase of July 21, 2003 for $200,000 and the sales price of recent private placement in its common stock. No quoted market price exists for Nibex, Inc. shares. It is possible that the estimated value may differ significantly from the amount that might be ultimately realized in the near term and the difference could be material.

The investment in 84,332 shares of Transluminal Technologies, Inc. common stock, the sale of which is restricted, has been valued by the Board of Trustees at $3.25 per share after considering certain pertinent factors, including the results of operations of Transluminal Technologies, Inc. since the date of purchases of September 14, 2007 for $102,000, April 8, 2008 for $17,000, July 24, 2008 for $49,998, and June 8, 2009, for $49,998 and the sales price of recent private placement in its common stock. No quoted market price exists for Transluminal Technologies, Inc. shares. It is possible that the estimated value may differ significantly from the amount that might be ultimately realized in the near term and the difference could be material.

The investment in 1,000,000 shares of McKenzie Bay International Ltd., common stock, the sale of which is restricted, has been valued by the Board of Trustees at $.0135 per share after considering certain pertinent factors including the results of operations of McKenzie Bay International Ltd. since the date of purchase of January 23, 2009 for $50,000 and the sales price of recent private placement in its common stock.  The Board valued the restricted shares at the closing price of MKBY (McKenzie Bay International) common stock as of March 31, 2011, which was $.0135 per share.  It is possible that the estimated value may differ significantly from the amount that might be ultimately realized in the near term and the difference could be material.

Promissory Note - The company has entered into a promissory note agreement with ESPSCO LLC as of May 1, 2008.  ESPSCO has agreed to repay the face amount of $100,000 along with 9% interest per annum on the unpaid principal balance from July 15, 2008 until paid in full.  For the year ended March 31, 2011, interest income received was $8,250.  The value of the note at March 31, 2011, is $100,000.

6.   TAX MATTERS

As of March 31, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Undistributed ordinary income

                           $          -

Capital loss carry forwards expiring:  3/31/2012                                                                $ 1,482,962

                                                                 3/31/2014                                                                 $    267,408

                                                                 3/31/2018                                                                 $    637,521

                                                                                                                                                  $ 2,387,891

During the year ended March 31, 2011, the Fund had net capital loss carry forward amounts expire of $1,258,283, which were reclassified from accumulated undistributed realized loss on investments to paid in capital.

Post-October capital loss deferrals between realized 11/1/10 and 3/31/2011*                 $              -

Gross unrealized appreciation on investment securities                                                     $   138,536

Gross unrealized depreciation on investment securities                                                    ($   585,992)

Net unrealized depreciation on investment securities                                                        ($   447,456)

Cost of investment securities                                                                                                  $ 3,390,983

*These deferrals are considered incurred in the subsequent year.

+ The capital loss carryforward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

7.   CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue an unlimited number of no par value shares of separate series.  The total paid-in-capital was $5,774,163, as of March 31, 2011.  Transactions in capital for the fiscal years ended March 31, 2011 and March 31, 2010 were as follows:

	Year ended March 31, 2011		Year ended March 31, 2010
	Shares	Amount	Shares	Amount
Shares sold	72,753	$562,771	44,298	$325,029
Shares redeemed	(56,007)	(420,294)	(36,342)	(266,564)
Net increase	16,746	$142,477	7,956	$ 58,465

8.   NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 31, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.  The implementation of the ASC did not have a material effect on the Fund’s financial disclosures contained in this report.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of

Trustees of NYSA Fund,

  a Series of NYSA Series Trust

We have audited the accompanying statement of assets and liabilities of NYSA Fund, a Series of NYSA Series Trust (the “Fund”), including the schedule of investments, as of March 31, 2011 and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and cash owned as of March 31, 2011, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NYSA Fund, a Series of NYSA Series Trust as of March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania May 31, 2011

NYSA FUND
Expense Illustration
March 31, 2011 (Unaudited)

Expense Example

As a shareholder of the NYSA FUND , you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2010 through March 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by
$1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid
During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2010	March 31, 2011	October 1,2010 to March 31,2011

Actual	$1,000.00	$1,049.80	$21.62
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,003.84	$21.13

* Expenses are equal to the Fund's annualized expense ratio of 4.23%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

NYSA FUND

TRUSTEES AND OFFICERS (Unaudited)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Year and Current Directorships
Joseph Masella One Unity Plaza at Franklin Square, Syracuse, NY Age: 61	Trustee	Since February 1997	1	Executive Vice President and a Director of Unity Mutual Life Insurance Company
John R. Dobeck 8181 Cranes Watch Circle, Baldwinsville, NY Age: 56	Trustee	Since April 2007	1	President of Stainless and Aluminum Division for Macsteel from April 1988 to present.
Mark E. Wadach 110 Treeland Circle, Syracuse, NY Age: 60	Trustee	Since February 1997	1

Sales Representative/Consultant for Upstate Utilities & Consultants from November 2007 to present. Sales Representative for Morabito Gas & Electric Company from October 2000 to November 2007, he was a Mortgage Consultant for Syracuse Securities (a real estate financing firm).

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Year and Current Directorships
Daniel F. Raite 507 Plum St. Syracuse, NY Age: 63	Treasurer	Since November 1996	1	Vice President of Pinnacle Investments, Inc. and CCO for Pinnacle Advisors LLC
Michael Samoraj 507 Plum St. Syracuse, NY Age: 52	Chief Compliance Officer, Secretary	Since October 2004 Since April 2003	1	Registered representative and principal for Pinnacle Investments Inc.

NYSA FUND

ADDITIONAL INFORMATION

March 31, 2011 (Unaudited)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on March 1, 2005. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-535-9169, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 535-9169 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Approval of Advisory Renewal Agreement - Each year the Board of Trustees (“Board”), including a majority of the Independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (“Agreement”).  The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the investment adviser (“Adviser”) provide, such information as may be reasonably necessary to evaluate the terms of the Agreement.

The Board, which is currently comprised of Independent Trustees, considered the renewal of the Agreement at its meeting held during the first quarter of 2011.  Prior to the meeting, the Adviser provided information to the Board relating to the following factors: (i) the nature, quality and extent of the Manager’s services; (ii) the investment performance of the Fund and the Adviser; (iii) the fees and expenses of the Fund; (iv) the profitability of the Adviser and its affiliates, including an analysis of the cost of providing services to the Fund; (iv) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors; and (v) other benefits which the Adviser and its affiliates derive from the Adviser’s relationship with the Fund.

At its meeting held on February 4, 2011, the Board considered the information provided by the Adviser in connection with its decision to renew the Agreement.  The Board was aware that there are alternatives to retaining the Adviser.

Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with the Adviser, and reports provided by the Adviser, over the course of the preceding year. The Trustees concluded that the quality of the Adviser’s services and the responsiveness of the Adviser were comparable to, or superior peer group advisors when considering fees charged for a fund with a comparable level of assets. The Trustees evaluated the cost of using Advisor’s services. The Trustees also considered the scope and quality of the in-house capabilities of the Advisor and other resources dedicated to performing services for the Fund. The Trustees concluded that the staff and senior management of the Advisor were experienced industry professionals had performed their functions in a capable manner through a volatile period in the equities market. The quality of the administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers were considered in light of the Fund’s compliance with its investments policies, as well as applicable laws and regulations.  The Trustees found that the responsiveness of the Advisor’s administrative services were satisfactory.

It was noted that the Manager provided information on investment performance, including comparative performance information, to the Board throughout the year. During the fiscal year ended March 31, 2011, Nysa Fund maintained its Low Risk measurement as reported by Morningstar, Inc., but failed to keep pace with the Standard & Poors 500 Index (S&P 500) and the Russell 2000 Index.

It was noted that overall expenses had declined slightly for the year ended March 31, 2011, although the expense ratio remains relatively high as compared to the expense ratios of other mutual funds.   The Trustees acknowledged that most of the expenses incurred by the Fund involved fixed costs associated with operating a mutual fund, and that it will be difficult to achieve economies of scale unless assets of the Fund increase.  The Trustees also considered the business reputation of the Advisor and its financial resources and found that they were satisfactory. In reviewing the fees payable under the Advisory Agreement, the Trustees compared the fees and overall expense levels of the Fund with those of competitive funds and other funds with similar investment objectives.  It was also noted that the Adviser waived a portion of the fees that it was entitled to receive, and that an affiliate of the Adviser received 100% of the brokerage commissions paid by the Fund, during the fiscal year ended March 31, 2011. The Adviser is not contractually committed to waiving any portion of the advisory fee.  The Board monitors the placement of the Fund’s brokerage transactions with affiliates pursuant to policies and procedures adopted by the Fund.

The Trustees considered the information provided by the Advisor concerning the Advisor’s profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to the advisory fees. No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather the Trustees concluded, in light of weighing and balancing of all factors considered, that it was in the best interest of the Fund to continue its Advisory Agreement without modification to its terms, including the fees charged for services there under. Because the Board is comprised entirely of Independent Trustees, the action taken by the Board in determining to renew the Agreement involved action by a majority of the Independent Trustees.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 535-9169 to request a copy of the SAI or to make shareholder inquiries.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The fund is small enough that the audit committee has deemed it unnecessary to elect an audit committee financial expert.

Item 4. Principal Accountant Fees and Services.

Item 4. Principal Accountant Fees and Services.

(a)        Audit Fees

            FY 2011                       $ 11,000

            FY 2010                       $ 11,500

(b)        Audit-Related Fees

                                                Registrant

            FY 2011                       $ 0

            FY 2010                       $ 0

(c)        Tax Fees

            FY 2011                       $ 1,500

            FY 2010                       $ 1,500

(d)        All Other Fees

Not available at this time.

(e)

(1)

Audit Committee’s Pre-Approval Policies

Due to the small size of the fund the audit committee has yet to develop a pre-approval policy.

(2)

Percentages of Services Approved by the Audit Committee

Not applicable.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The NYSA Series Trust

By /s/Gregg A. Kidd

*Gregg A. Kidd

Chief Executive Officer

Date July 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Gregg A. Kidd

*Gregg A. Kidd

Chief Executive Officer

Date July 19, 2011

By /s/Daniel F. Raite

*Daniel F. Raite

Chief Financial Officer

Date July 19, 2011

* Print the name and title of each signing officer under his or her signature.